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                                                                    EXHIBIT 23.6



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, with respect to the financial statements of The Toledo, Peoria and Western Railroad incorporated by reference in the Registration Statement (Amendment No. 1 to Form S-3 No. 333-93885 dated February 4, 2000) of RailAmerica, Inc. for the registration of 1,173,456 shares of its common stock.



                                             Ernst & Young, LLP


Syracuse, New York

February 2, 2000